Investor Presentation April 2023

Delek Tech 2 Forward Looking Statement Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results , performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward -looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "cont inue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including produ ction, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities, including the 3 Bear acquisition; the attainment of certain regulatory benefits; implementation of ESG goals; long-term capital allocation; targeted internal rates of return; execution of strategic initiatives and the benefits therefrom, including the sum of the parts strategy, retail segment and approach to ren ewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding the impact of military conflict in Ukraine and future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; Delek US’ ability to control costs; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositio ns, including the integration of the 3 Bear acquisition; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring and 3 Bear gathering systems; uncertainty relating to the impact of the COVID-19 pandemic; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; risks associated with the physical effects of climate change and severe weather; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: Adjusting items - certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends; Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income attributable to Delek US or Delek Logistics, as applicable, adjusted to add back interest expense, income tax expense, depreciation and amortization; Net debt- calculated as long-term debt (the most comparable GAAP measure) including both current and non-current portions, less cash and cash equivalents as of a specific balance sheet date. This is an important measure to monitor leverage and evaluate the balance sheet. Adjusted Segment Earnings - calculated as reported GAAP contribution margin (or revenue less cost of materials and other and operating expenses) less estimated general and administrative expenses specific to the segment (and excluding allocations of corporate general and administrative expenses), adjusted to include gain (loss) from disposal of property and equipment, and adjusted to reflect the relevant Adjusting items (defined above). While this measure does not exactly represent EBITDA, it may be considered a reasonably comparable measure to EBITDA, in that it includes all identified material cash income and expense items, and excludes depreciation, amortization, interest and income taxes. This definition of Adjusted Segment Earnings (or, individually, Adjusted Refining Segment Earnings, Adjusted LogisticsMidstream Segment Earnings or Adjusted Retail Segment Earnings) is specific to this communication only and the exhibits referenced herein, and may not correlate to the use of the term ‘Adjusted Contribution Margin’ or ‘Adjusted Segment Contribution Margin’ as a non-GAAP measure in other of our filings with the SEC. Accordingly, always refer to the respective Non-GAAP Disclosures section, included in each of our filings that contain non-GAAP measures, for more information regarding the use of and definition of non-GAAP measures and terms, as they relate to that specific SEC filing. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess our financial results and ongoing performance in certain segments because, when reconciled to their most comparable GAAP financial measure, they provide important information regarding trends that may aid in evaluating our performance as well improved relevant comparability between periods, to peers or to market metrics. Non-GAAP measures have important limitations as analytical tools because they exclude some, but not all, items that affect contribution margin, operating income (loss), and net income (loss). These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other companies in its industry, Delek US’s definition may not be comparable to similarly titled measures of other companies. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure.

Delek US Holdings

Integrated Downstream Energy Company

Refining – 302,000 BPD throughput capacity from four PADD 3 refineries with access to advantaged domestic, inland crudes and Gulf Coast product pricing

Logistics – transportation, storage and wholesale distribution of crude oil, intermediate and refined products, primarily through Delek Logistics (DKL), a master limited partnership

Retail – approximately 250 convenience stores, primarily in West Texas and New Mexico

Unlocking Value for Shareholders and Unitholders

Evaluating opportunities across Delek US business segments to unlock value for shareholders and unitholders

As of December 31, 2022, Delek US owns 78.8% of DKL, implied equity value of approximately $1.7 billion or $25 per DK share[(1)]

Alternatives to highlight Retail multiple of 9x - 11x[(2)]

Financial Strength and Flexibility

Delek US Holdings (DK) – $841.3 million of cash; $3,053.7 million long-term debt; $2.21 billion of net debt, as of December 31, 2022

Delek Logistics (DKL) – $8.0 million cash; $1,661.6 million long-term debt, as of December 31, 2022

DK excluding DKL – $833.3 million cash; $1,392.1 million long-term debt, $558.8 million net debt, excluding DKL

(1) FactSet as of 3/29/2023.
(2) Multiples based on sell-side research

3

Delek Tech 4 Integrated Company with Asset Diversity and Scale Source 207,000 bpd from Permian Basin • Growing gathering system • Wink to Webster JV Crude Oil Pipeline RIO Refinery Crude Throughput Capacity (BPD) Nelson Complexity Tyler 75,000 8.7 El Dorado 80,000 10.2 Big Spring 73,000 10.5 Krotz Springs 74,000 8.8 Total 302,000 9.6

Environmental, Social, and Governance (ESG) Will publish 3rd annual Sustainability Report for DK in December of 2023 5(1) THE USE BY THE DELEK COMPANIES OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES (“MSCI”) DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF THE DELEKCOMPANIES BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED ‘AS-IS’ AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI. Refinitiv, May 2022 (1)

Delek Tech 6 Delek US Adjusted EBITDA 2022 vs 2021 ($mm)

Delek Tech 7 Refining Refinery Crude Throughput Capacity (BPD) Nelson Complexity Tyler 75,000 8.7 El Dorado 80,000 10.2 Big Spring 73,000 10.5 Krotz Springs 74,000 8.8 Total 302,000 9.6 68% 8% 4% 20% WTI Gulf Coast Sweet Local Arkansas Other 85% 15% WTI East Texas 55% 15% 30% WTI Local Arkansas Other 70% 30% WTI WTS 63% 30% 7% WTI Gulf Coast Sweet Other DK Refining System Tyler El Dorado Big Spring Krotz Springs PADD 3 Refining System with Crude Slate Optionality

8 Logistics Primarily through 78.8% owned MLP, Delek Logistics Partners, LP (DKL) Expansive gathering business ~1,970 miles of pipeline ~10.8MMB active shell capacity ~200 MBPD water disposal ~88 MMCFD gas processing capacity 10 light product distribution terminals Diversifies portfolio of assets integrated with Refining and Marketing Positioned to benefit from activity in the Permian Basin Multi-year minimum volume commitment (MVC) contracts

9 Retail ~80% integration with existing downstream operations offering synergies and competitive advantage Operate approximately 250 C-stores in West Texas and New Mexico Rebranding 7-Eleven stores to DK in 2023 Implement interior rebranding/ re- imaging

Delek Tech 10 Capital Expenditures

Delek Tech 11 Long-term Capital Allocation Framework Priorities Discretionary Non-Discretionary Sustaining Capital Expense ‐ Approximately $100-$125 million sustaining capex/yr ‐ Between $50-$100 million per turnaround ‐ Critical for safe and reliable operations Acquisitions Cash Returns to Shareholders Sustaining and Regulatory Capital Expense Growth Capital Expense ‐ 25% IRR targeted for >$5mm projects at Refining; <$5mm target is 50% IRR ‐ >15% IRR minimum hurdle rate for Retail projects, dependent on size ‐ >15% IRR hurdle rate for stable cash flow Logistics projects ‐ Target competitive overall cash return ‐ Sustainable quarterly dividend ‐ Opportunistically repurchase shares based on investment opportunities ‐ Evaluate accretive opportunities as they arise vs. alternative uses of cash ‐ Continue to optimize the balance sheet ‐ Opportunistically enhanced balance sheet when free cash flow supports it Invest ‐ Capital allocation program focuses on safety, maintenance, and reliability as top priority Cash Returns ‐ Maintain a competitive cash return profile commensurate with underlying earnings power Grow ‐ Maintain financial strength and flexibility to support strategic growth objectives Enhance Balance Sheet / Return Excess Cash ‐ Reduce net debt and/or opportunistically return free cash flow to shareholders

12 Delek US – Illustrative Sum-of-the-Parts Analysis Consensus and pricing taken as of 3/29/2023 All Debt, Cash, shares outstanding numbers as of 12/31/2022 financial statements (1) DK consolidated EBITDA of $939MM per FactSet consensus as of 3/29/23; Retail EBITDA of $49MM, average of select sell sidefirms as of 3/29/23; DKL EBITDA of $386MM per FactSet as of 3/29/23; Refining + Corp Other EBITDA of $504MM = $939MM - $386MM - $49MM (2) DKL implied equity value reflects the actual equity of DK’s 79% interest based on a unit price of $49.44 as of 3/29/2023. (1) (2) (1)(1) Refining + Corp Other + Retail + DKL = DK (Consolidated) $ in millions except per share Illustrative Multiple 4.0x - 5.0x 9.0x - 11.0x - 2023E EBITDA 504 49 939 Implied Enterprise Value 2,016 - 2,520 441 - 539 - (-) Total Debt (1,392) - (3,054) (+) Cash and Cash Equivalents 833 - 833 DK's Implied Equity Value $1,457 - $1,961 $441 - $539 $1,696 $3,594 - $4,196 DK Fully Diluted Shares Outstanding 69 69 69 69 Implied $/Share $21.20 - $28.55 $6.42 - $7.85 $24.68 DKL Liquidity Discount (20%) $19.75 $47.38 - $56.14 DK Current Share Price $23.14 Implied Upside 105% - 143% Net Debt/2023E EBITDA 1.0x 4.3x 2.4x

Delek Tech 13 1st Quarter 2023 Outlook

Delek Tech 14 Reconciliation of Net Income (Loss) Attributable to Delek to Adjusted Net Income (Loss)

Delek Tech 15 Reconciliation of U.S. GAAP Income (Loss) per share to Adjusted Net Income (Loss) per share

Delek Tech 16 Reconciliation of Net Income (Loss) attributable to Delek to Adjusted EBITDA

Delek Tech 17 Reconciliation of Segment EBITDA Attributable to Delek to Adjusted Segment EBITDA

Delek Tech 18 Reconciliation of Segment EBITDA Attributable to Delek to Adjusted Segment EBITDA